Supplement dated April 1, 2008 to
Madison Mosaic Income Trust Prospectus (Intermediate Income and Government Funds) dated May 1, 2007

Effective April 1, 2008, fees paid for investment advisory services were reduced by contract from 0.625% per annum to 0.40% per annum for both the Intermediate Income and Government Funds.  In addition, all administrative ("other expenses") fees paid pursuant to the Services Contract between the Trust and Madison Mosaic were capped at 0.30% per annum for the Intermediate Income Fund and 0.28% per annum for the Government Fund.  As a result, effective April 1, 2008, total operating expenses for the Intermediate Income Fund are 0.70% per annum and for the Government Fund are 0.68% per annum.